Exhibit 10.12

Exclusive Option Agreement

This Exclusive Option Agreement (the “Agreement”) is made and entered into by and among the following parties on July 16, 2021 in Huangpu District, Shanghai:

Party A: Qingdao Zecan Information Technology Co., Ltd

Legal Representative: Chunjie Xu

Address: Room 301, 3/F, Qingdao Financial Center Mansion, 15 Miaoling Road, Laoshan District, Qingdao, Shandong Province

Party B I: Shanghai Zhenfan Business Consulting Center

Legal Representative: Chunjie Xu

Address: Room 147-65, Building 3, 2111 Beiyan Highway, Chongming District, Shanghai

Party B II: Ningbo Meishan Free Trade Port Zone Xinsong Investment Management Partnership Enterprise (Limited

Partnership)

Legal Representative: Chunjie Xu

Address: B-M0683, Room 401, Building 1, 88 Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang Province

Party B III: Ningbo Meishan Free Trade Port Zone Chiying Investment Management Partnership Enterprise (Limited Partnership)

Legal Representative: Chunjie Xu

Address: B-M0684, Room 401, Building 1, 88 Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang Province

Party B IV: Tianjin Haitai Gebi Enterprise Management Consulting Partnership (Limited Partnership)

Executive Partner: Beijing Weifengtou Equity Investment Co., Ltd.

Address: Office A3009, Room 4-310, 2 Kangtai Avenue, Binhai Hi-Tech Park, Binhai Hi-Tech Industrial Development Area, Tianjin

Party B V: Guoxin Shengda Industrial Co., Ltd

Legal Representative: Bin Zhang

Address: Room 204, Building A, Hisense Wisdom Valley, 20 Zhuzhou Road, Laoshan District, Qingdao, Shandong Province

Party C: Shanghai Fendan Information Technology Co., Ltd (i.e., the “Target Company”)

Legal Representative: Chunjie Xu

Address: 15/F, 180 Tianjin Road, Huangpu District, Shanghai

Party A, Party B, and Party C are individually referred to as the "Party", or collectively the "Parties". Parties B I, II, III, IV and V are collectively referred to as "Party B".

WHEREAS

1. Party B holds 100% equity of Shanghai Fendan Information Technology Co., Ltd (the "Target Company"); and

2. Party B and Party C intend to grant Party A the exclusive option to purchase all or part of the equity held by Party B and all or part of Party C’s assets at any time, to the extent permitted by the Chinese laws, and Party A agrees to accept such granting.

NOW THEREFORE, in accordance with the Civil Code of the People's Republic of China and other relevant laws and regulations, and on the basis of equality, free will, honesty and good faith, the Parties further agree as follows:

Article 1 Option

1.1 Exclusive Option of Equity

Party B agrees to grant Party A an exclusive option of equity during the term of the Agreement (the “Term”) so that Party A has the right to purchase all or part of the equity of the Target Company held by Party B at any time according to the timeline at its own discretion and in accordance with the conditions agreed herein, and this granting is exclusive (the "Exclusive Option of Equity”).

1.2 Exclusive Option of Assets

Party C agrees to grant Party A an exclusive option of assets during the Term so that Party A has the right to purchase all or part of the assets of Party C at any time according to the timeline at its own discretion and in accordance with the conditions agreed herein, and this granting is exclusive (the "Exclusive Option of Assets”, and the Exclusive Option of Equity and the Exclusive Option of Assets are collectively referred to as the “Exclusive Option”).

1.3 Agreement on Exclusive Option

The Exclusive Option is an exclusive right enjoyed by Party A. Party A has the right to transfer it, in whole or in part, to any third party, but Party B shall not dispose of, or make commitments to dispose of, all or part of its equity in any way, such as donating, assigning, or placing a pledge or any other encumbrance, nor shall Party C dispose of, or make commitments to dispose of, all or part of its assets in any way, such as donating, assigning, or placing any encumbrance (including, but not limited to, mortgages, pledges, liens, and financial leases).

Article 2 Purchase Price of Equity/Assets

2.1 For the purchase of equity: Party A has the right to purchase all or part of the equity held by Party B at the lowest price permitted by the Chinese laws.

2.2 For the purchase of assets: Party A has the right to purchase the assets of Party C at the consideration of the net book value of the purchased assets, but if the lowest price permitted by the Chinese laws is higher than the said net book value, the lowest price permitted by the Chinese laws shall prevail.

Note: The price mentioned in this article is an all-inclusive price including transfer fees, taxes and other expenses.

Article 3 Exercise of Exclusive Option

3.1 Subject to the Chinese laws, Party A has the right to exercise its Exclusive Option at any time, and to decide, at its discretion, when, how and how often to exercise it.

3.2 Party A shall send a prior notice to Party B each time it intends to exercise the Exclusive Option of Equity, while Party B shall immediately cooperate to sign all corresponding agreements, and to complete all formalities for business registration changes related to equity transfer, delivery and other work in accordance with Party A’s requirements.

3.3 Party A shall send a prior notice to Party B and Party C each time it intends to exercise the Exclusive Option of Assets, while Party C shall immediately cooperate to sign all corresponding agreements, and to complete all formalities for ownership registration changes related to asset transfer, delivery and other work in accordance with Party A’s requirements, and Party B shall immediately cooperate to issue its corresponding shareholder meeting resolution (if necessary) adopting the aforementioned asset transfer.

3.4 Party B and Party C should also cooperate to sign one or more Power of Attorneys (see the annex hereto for its format and content) to authorize any person designated by Party A to sign and submit all legal instruments agreed herein on behalf of Party B and Party C.

3.5 Party B and Party C shall take all necessary actions to ensure that such purchases of assets and equity are not interfered in substance or procedure, and that there is no encumbrance (i.e., mortgages, pledges, guarantees, third-party rights or equity, and any other circumstances where the free assignment of the asset ownership or equity or the full and complete access of rights may be restricted, except any security interests arising from the Equity Pledge Agreement signed between Party A and Party B) on the assets and equity.

3.6 The Parties agree that after Party A exercises the Exclusive Option, all the payments collected by Party B and Party C from such assigning shall be paid, free of charge, to Party A or a third party designated by Party A.

Article 4 Representations and Warranties

4.1 Party A represents and warrants:

(1) That it has full power and rights to execute and perform the Agreement, and that it has gone through its internal legal authorization procedures.

(2) That its execution and performance of the Agreement does not violate any laws or regulations, government approvals, authorizations or any other government regulations that are binding upon or affect it, any other agreement it has concluded with any third party, or any promise it has made to any third party.

4.2 Party B warrants and promises:

(1) That it is a person having the full capacity for civil rights and civil conduct without any criminal record, and all the qualifications required for conducting the matters hereunder, free of any circumstance which may prevent the entry into force of the Agreement and the continued performance of its obligations hereunder.

(2) That its execution and performance of the Agreement does not violate any laws or regulations, government approvals, authorizations or any other government regulations that are binding upon or affect it, any other agreement it has concluded with any third party, or any promise it has made to any third party.

(3) That as of the date of signing of the Agreement, the equity of the Target Company held by it is free of any rights defect, in whole or in part, or any pledge or any other encumbrance, except for the pledge of equity as stipulated in the Equity Pledge Agreement signed between Party A and it, and that it has never issued an offer to any third party to assign all or part of the said equity, made any commitment to any request by any third party for assigning all or part of the said equity, or signed any document which may affect the integrity, validity and legality of its shareholder rights of the said equity.

(4) That during the Term, without the prior written consent of Party A, it will not place any pledge or any other encumbrance on the said equity, assign all or part of the said equity to any third party, or dispose of the said equity in any way whatsoever ; it will not sign any legal instruments or make any commitments related to the foregoing matters, or express its consent or support for the foregoing matters and instruments at its shareholder meetings.

(5) That it has made all appropriate arrangements to ensure that its heirs, spouse, creditors, or any other related persons, which may acquire all or part of the equity, will not be able to affect or hinder the performance of the Agreement regardless of its death, divorce, loss of all or part of its capacity for civil conduct or bankruptcy, or in the event of any other circumstance that may affect its exercise of the equity, and that the Agreement will continue to be binding upon such persons.

4.3 Party C warrants and promises:

(1) That it has full power and rights to execute and perform the Agreement, and that it has gone through its internal legal authorization procedures.

(2) That its execution and performance of the Agreement does not violate any laws or regulations, government approvals, authorizations or any other government regulations that are binding upon or affect it, any other agreement it has concluded with any third party, or any promise it has made to any third party.

(3) That as of the date of signing of the Agreement, all or part of the assets held by it have all been registered in the name of it, without any rights defect or encumbrance on the ownership of the said assets, and that it has never issued an offer to any third party to assign all or part of the said assets, made any commitment to any request by any third party for assigning all or part of the assets of the Target Company, or signed any document which may affect the integrity, validity and legality of the ownership of the assets of the Target Company.

(4) That during the Term, without the prior written consent of Party A, it will not sell, assign, mortgage or otherwise dispose of the assets, business, rights or interests of the Target Company, or place any other security interests on them; it will not sign any legal instruments or make any promises related to the foregoing matters.

(5) That it will operate its business reasonably and prudently to maintain the value of the said assets, and refrain from any act/omission that may affect its operating conditions and asset value.

(6) That it will not provide any loans to any subject, or sign any major contracts (i.e., any contract which has a value exceeding RMB1 million, or may affect Party C’s  effective existence or the integrity of its asset ownership) without the written consent of Party A, except for normal and reasonable business contracts arising from its business operations.

(7) That it will provide information on its operation and financial conditions upon request of Party A.

(8) That it will immediately notify Party A of any litigation, arbitration, administrative procedure or dispute that may affect Party C’s assets, business, and income.

(9) That it will not be associated, merged or split with any third party, acquire any entity, or make any external investment without the written consent of Party A.

Article 5 Confidentiality

Each Party shall keep confidential the Agreement, anything agreed herein, the existence of the Agreement, and all non-public information of the other Parties known thereby (the "Confidential Information"), and no Party shall disclose the Confidential Information to any third party including the relatives of the Parties. The confidentiality period shall be from the date of signing of the Agreement to the date when Party A agrees to disclose the Confidential Information.

Article 6 Liability for Breach of Contract

6.1 If a Party violates or delays to perform the Agreement or any transaction agreement in connection with the Agreement, or any promise or warranty made by it is untrue, incomplete or misleading, it shall be deemed as a breach of contract.

6.2 Unless otherwise agreed herein, the breaching Party shall compensate the other Party(ies) for any and all economic losses incurred by its breach.

Article 7 Applicable Law and Dispute Resolution

7.1 The Agreement and its annexes and supplementary agreements shall be governed by the relevant laws and regulations of the Chinese Mainland in terms of their conclusion, validity, interpretation, performance, modification, termination and cancellation, dispute resolution, and any other matters not covered herein.

7.2 Any dispute arising from the performance of the Agreement or any of its supplementary agreements shall be settled through friendly negotiation between the Parties. If such negotiation fails, any Party shall have the right to bring a lawsuit to the competent people’s court of the place where the Agreement is signed.

Article 8 Miscellaneous

8.1 Any changes, amendments, or supplements to the Agreement must be agreed upon by all Parties, and a written agreement shall be signed separately before they become effective. If the Agreement conflicts with any other agreements previously signed by the Parties or with the articles of association of the Target Company, the Agreement shall prevail.

8.2 If any Party fails or delays to exercise any of its rights hereunder, it shall not constitute its waiver of the said right.

8.3 The Agreement is binding upon the successors of all Parties. Without the prior written consent of Party A, Party B shall not transfer all or part of its rights and obligations hereunder. Notwithstanding the foregoing, Party B agrees that Party A can transfer all or part of its rights and obligations hereunder to any third party at any time, and the terms herein shall continue to be binding upon the third party and Party B.

8.4 The Agreement shall come into effect after all Parties have signed or affixed their seals on it. The Agreement is original in septuplicate, with each Party holding one, and all of such counterparts shall have the same force and effect.

(Signature Page)

Party A (seal): Qingdao Zecan Information Technology Co., Ltd [Company Seal Affixed Here]

Party B I (seal): Shanghai Zhenfan Business Consulting Center [Seal Affixed Here]

Party B II (seal): Ningbo Meishan Free Trade Port Zone Xinsong Investment Management Partnership Enterprise (Limited Partnership) [Seal Affixed Here]

Party B III (seal): Ningbo Meishan Free Trade Port Zone Chiying Investment Management Partnership Enterprise (Limited Partnership) [Seal Affixed Here]

Party B IV (seal): Tianjin Haitai Gebi Enterprise Management Consulting Partnership (Limited Partnership) [Seal Affixed Here]

Party B V (seal): Guoxin Shengda Industrial Co., Ltd [Company Seal Affixed Here]

Party C (seal): Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]

Annex: Power of Attorney

Power of Attorney

According to the Exclusive Option Agreement entered into by and between our company and [    ] and [    ], we issue this Power of Attorney:

We hereby irrevocably entrust and authorize [    ] (the “Agent”) as our agent responsible for:

(1) Preparing and signing any asset purchase agreement;

(2) Preparing and signing any other necessary legal instruments related to the asset purchase; and

(3) Going through all relevant legal procedures regarding the assets to be purchased, such as the purchase approval and the registration of property rights changes.

We hereby confirm that the Agent has the right to exercise his/her rights within the above authorization in a manner he/she deems appropriate as we agree and confirm that all the consequences and responsibilities incurred by any act of the Agent shall be borne by our company.

This Power of Attorney shall be effective from the date of signing until the date when the Exclusive Option Agreement expires.

[ ] (seal):

Date:_________________